EXHIBIT 99.1

Contacts: Carol Coale / Ken Dennard
Dennard ▪ Lascar Associates, LLC
(713) 529-6600

FOR IMMEDIATE RELEASE

LUCAS ENERGY ANNOUNCES DEPARTURE OF
CHIEF FINANCIAL OFFICER

HOUSTON, TEXAS – October 1, 2013 – Lucas Energy, Inc. (NYSE MKT: LEI) (“Lucas” or the “Company”), an independent oil and gas company with its main operations in Texas, today announced that William J. Dale, Chief Financial Officer, is leaving the Company to pursue other interests.  Mr. Dale resigned as Chief Financial Officer, Treasurer and Secretary of the Company effective immediately, providing that Mr. Dale will continue to offer support, if needed, to Lucas for several months in connection with the transition of his duties and responsibilities.  Anthony C. Schnur, Lucas’s Chief Executive Officer and former Chief Financial Officer, will immediately assume Mr. Dale’s duties.

“Over the past nine months, Lucas Energy has built strong financial and operations teams, and the Company is now positioned as a reserve development company.  We are confident in our ability to pursue current initiatives and growth objectives without pause,” said Mr. Schnur.

About Lucas Energy, Inc.

Lucas Energy is an asset-rich, independent oil and gas company developing its significant acreage positions in the Eagle Ford, Austin Chalk, Eaglebine and Buda & Glen Rose resource plays.  Based in Houston, Texas, Lucas Energy’s management team is committed to creating shareholder value through developing its asset base, improving operating efficiencies, and building a strong balance sheet.

For more information, please visit the updated Lucas Energy web site at www.lucasenergy.com.

Safe Harbor Statement and Disclaimer

This news release includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward looking statements give our current expectations, opinion, belief or forecasts of future events and performance.  A statement identified by the use of forward looking words including “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements.  Although Lucas believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release.  These include risk inherent in natural gas and oil drilling and production activities, including risks of fire, explosion, blowouts, pipe failure, casing collapse, unusual or unexpected formation pressures, environmental hazards, and other operating and production risks, which may temporarily or permanently reduce production or cause initial production or test results to not be indicative of future well performance or delay the timing of sales or completion of drilling operations; delays in receipt of drilling permits; risks with respect to natural gas and oil prices, a material decline in which could cause Lucas to delay or suspend planned drilling operations or reduce production levels; risks relating to the availability of capital to fund drilling operations that can be adversely affected by adverse drilling results, production declines and declines in natural gas and oil prices; risks relating to unexpected adverse developments in the status of properties; risks relating to the absence or delay in receipt of government approvals or fourth party consents; and other risks described in Lucas’s Annual Report on Form 10-K and other filings with the SEC, available at the SEC’s website at www.sec.gov. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. The Company's SEC filings are available at http://www.sec.gov.